Exhibit 10.1

Execution Version

FIRST ADDITIONAL LOAN AMENDMENT TO
TERM LOAN CREDIT AGREEMENT

THIS FIRST ADDITIONAL LOAN AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of May 25, 2023, is by and among HNI CORPORATION, an Iowa corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lender identified on the signature pages hereto as the “First Amendment Additional Loan Lender” (the “First Amendment Additional Loan Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of all Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Term Loan Credit Agreement dated as of March 31, 2023 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.2 of the Credit Agreement, the Borrower, the Administrative Agent and the First Amendment Additional Loan Lender have agreed that the First Amendment Additional Loan Lender will provide Additional Loans to the Borrower on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
ADDITIONAL LOANS

1.1          This Amendment is entered into pursuant to Section 2.2 of the Credit Agreement in order to increase the aggregate amount of Commitments by establishing Additional Loans in the aggregate amount of $20,000,000.

1.2         The First Amendment Additional Loan Lender (i) confirms that a copy of the Credit Agreement and the other applicable Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make Additional Loans, have been made available to it; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Credit Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the First Additional Loan Amendment Effective Date (as defined below), the First Amendment Additional Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

2.1         Amendment to Exhibit 2.1(a).  Exhibit 2.1(a) to the Credit Agreement is hereby replaced with Exhibit 2.1(a) attached to this Amendment.  All other Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1       Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “First Additional Loan Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)        Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the First Amendment Additional Loan Lender and the Administrative Agent.

(b)        Conditions to Borrowing.  The conditions set forth in Section 4.2 of the Credit Agreement shall have been met.

(c)        Fees.  The Borrower shall have paid (i) to the Administrative Agent, for the account of the First Amendment Additional Loan Lender, the upfront fees payable on the date hereof and (ii) to Wells Fargo Securities, LLC the arrangement fees payable on the date hereof.

(d)      Legal Opinion. The Administrative Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated as of the First Additional Loan Amendment Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance satisfactory to the Administrative Agent.

(e)       Promissory Note. The Administrative Agent shall have received, if requested by the First Amendment Additional Loan Lender, a Note for the account of the First Amendment Additional Loan Lender.

(f)       Financial Information. The Administrative Agent shall have received from the Borrower updated financial projections and an officer’s certificate, in each case in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that, after giving effect to the Additional Loans, the Borrower will be in compliance with the financial covenants set forth in Section 5.9 of the Credit Agreement.

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(g)       Corporate Documents.  The Administrative Agent shall have received an officer’s certificate certifying (i) that attached thereto are true and correct copies of the articles of incorporation or charter documents of the Credit Parties, which have not been repealed, revoked, rescinded or further amended in any respect, and remain in full force and effect as of the date hereof, (ii) that attached thereto are true and correct copies of resolutions of the board of directors or comparable managing body of the Credit Parties approving and adopting this Amendment, the transactions contemplated herein and and authorizing execution and delivery hereof, and that the same are in full force and effect, (iii) that attached thereto are true and correct copies of the bylaws, operating agreement or partnership agreement of the Credit Parties, which have not been repealed, revoked, rescinded or further amended in any respect, and remain in full force and effect as of the date hereof, (iv) that attached thereto are copies, where applicable, of certificates of good standing, existence or its equivalent of each of the Credit Parties certified as of a recent date by the appropriate Governmental Authorities of the State of organization and (v) as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment or any of such other Credit Documents; and attaching all such copies of the documents described above.

(h)      Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

4.1         Amended Terms.  On and after the First Additional Loan Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2         Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)        It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)        This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)       No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

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(d)       The representations and warranties made by the Credit Parties in the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the First Additional Loan Amendment Effective Date as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(e)        After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)        Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3         Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

4.4         Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5         Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.6         Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.7         Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8         Counterparts; Integration.  This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed letter converted into another format, for transmission, delivery and/or retention. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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4.9         No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.10       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.11       Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.12      Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

4.13       Availability of Additional Loans. After giving effect to the Additional Loans made available pursuant to this Amendment, the remaining amount of Additional Loans available to the Borrower under Section 2.2 of the Credit Agreement shall be $120,000,000.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	HNI CORPORATION, an Iowa corporation

	By:	/s/ Steven Bradford
	Name:	Steven Bradford
	Title:	SVP, General Counsel and Secretary

GUARANTORS:	THE HON COMPANY LLC
ALLSTEEL LLC
HEARTH & HOME TECHNOLOGIES LLC
HNI WORKPLACE FURNISHINGS LLC

	By:	/s/ Jack Herring
	Name:	Jack Herring
	Title:	Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Greg Strauss
	Name:	Greg Strauss
	Title:	Managing Director

FIRST AMENDMENT ADDITIONAL
LOAN LENDER:

MIDWESTONE BANK, as First Amendment Additional Loan Lender

By:	/s/ Nikola Prom
Name:	Nikola Prom
Title:	VP, Commercial Banking

Exhibit 2.1(a)

LENDERS AND
COMMITMENTS

Lender	Commitment	Commitment Percentage
Wells Fargo Bank, National Association	$77,500,000.00	25.833333333%
U.S. Bank National Association	$100,000,000.00	33.333333333%
TD Bank, N.A.	$60,000,000.00	20.000000000%
Bank of America, N.A.	$42,500,000.00	14.166666667%
MidWestOne Bank	$20,000,000.00	6.666666667%
Total	$300,000,000.00	100%